IES Holdings, Inc. Investor Presentation February 6, 2018 Exhibit 99.3

Disclosures Forward-Looking Statements Certain statements in this document may be deemed "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, all of which are based upon various estimates and assumptions that the Company believes to be reasonable as of the date hereof. In some cases, you can identify forward-looking statements by terminology such as "may," "will," "could," "should," "expect," "plan," "project," "intend," anticipate," "believe," "seek," "estimate," "predict," "potential," "pursue," "target," "continue," the negative of such terms or other comparable terminology. These statements involve risks and uncertainties that could cause the Company's actual future outcomes to differ materially from those set forth in such statements. Such risks and uncertainties include, but are not limited to, the ability of our controlling shareholder to take action not aligned with other shareholders; the possibility that certain tax benefits of our net operating losses may be restricted or reduced in a change in ownership or a further change in the federal tax rate; the potential recognition of valuation allowances or further write-downs on net deferred tax assets; the inability to carry out plans and strategies as expected, including underperformance of our acquisitions or our inability to identify and complete acquisitions that meet our investment criteria in furtherance of our corporate strategy; competition in the industries in which we operate, both from third parties and former employees, which could result in the loss of one or more customers or lead to lower margins on new projects; fluctuations in operating activity due to downturns in levels of construction, seasonality and differing regional economic conditions; and our ability to successfully manage projects, as well as other risk factors discussed in this document, in the Company's annual report on Form 10-K for the year ended September 30, 2017 and in the Company’s other reports on file with the SEC. You should understand that such risk factors could cause future outcomes to differ materially from those experienced previously or those expressed in such forward-looking statements. The Company undertakes no obligation to publicly update or revise any information, including information concerning its controlling shareholder, net operating losses, borrowing availability, or cash position, or any forward-looking statements to reflect events or circumstances that may arise after the date of this document. Forward-looking statements are provided in this press document pursuant to the safe harbor established under the Private Securities Litigation Reform Act of 1995 and should be evaluated in the context of the estimates, assumptions, uncertainties, and risks described herein. Non-GAAP Financial Measures and Other Adjustments This document includes adjusted net income attributable to IES and, in the non-GAAP reconciliation table included herein, adjusted net income before taxes, both of which are financial measures not calculated in accordance with generally accepted accounting principles in the U.S. (“GAAP”). Management believes that these measures provide useful information to our investors by distinguishing certain noncash events such as our valuation allowances release and write-down of our net deferred tax assets and that these measures, when reconciled to net income attributable to IES, which is the most directly comparable GAAP measure, help our investors to better identify underlying trends in the operations of our business and facilitate easier comparisons of our financial performance with prior and future periods and to our peers. Non-GAAP financial measures should not be considered in isolation from, or as a substitute for, financial information calculated in accordance with GAAP. Investors are encouraged to review the reconciliation of these non-GAAP measures to their most directly comparable GAAP financial measures. A reconciliation of these non-GAAP financial measures to GAAP results has been provided in the financial tables included in this document. For further details on the Company’s financial results, please refer to the Company’s annual report on Form 10-K for the fiscal year ended September 30, 2017, to be filed with the Securities and Exchange Commission (“SEC”) by December 8, 2017, and any amendments thereto. General information about IES Holdings, Inc. can be found at http://www.ies-co.com under "Investors." The Company's annual report on Form 10-K, quarterly reports on Form 10-Q and current reports on Form 8-K, as well as any amendments to those reports, are available free of charge through the Company's website as soon as reasonably practicable after they are filed with, or furnished to, the SEC.

IES Holdings, Inc. (NASDAQ: IESC) Revenue: $811 million Operating Income: $20 million Cash: $28 million NOLs**: $378 million Headquarters: Houston, TX * Liquidity is defined as cash and cash equivalents plus availability under revolving credit facility ** The Company estimates that it has available Net Operating Loss Carryforwards (NOLs) for U.S. federal income tax purposes of approximately $378 million at September 30, 2017, including approximately $142 million resulting from the additional amortization of personal goodwill Note: All information is provided as of September 30, 2017, unless otherwise noted $75m+ Liquidity* 3,500+ Employees 84 Locations 4 Segments

Financial Summary REVENUE OPERATING INCOME NET INCOME ATTRIBUTABLE TO IES BACKLOG * Adjusted net income attributable to IES is a non-GAAP financial measure; see supplemental disclosure for reconciliation table Financial measures presented here are in millions, except for earnings per share or as otherwise noted, and reported for fiscal years $120.8

Holding Company Growth Strategy Focus segment growth and investments in core markets where we have expertise Manage risk through prudent project selection and market diversification Acquire or invest in stand-alone platform companies or acquire businesses that strategically fit within our existing business segments Improve Margins Complete Accretive Acquisitions Growth Strategy: 2015-20 Maintain Strong Balance Sheet Utilize NOLs Promote Strong Safety Culture

Four Operating Segments Commercial & Industrial $228M of revenue Communications $225M of revenue Infrastructure Solutions $84M of revenue Residential $274M of revenue Note: revenue for fiscal year end 2017

REVENUE GEOGRAPHIC COVERAGE REPRESENTATIVE MARKETS Biological Research Facilities Chemical and Refining Data Centers Education Healthcare Facilities HVAC Services Manufacturing Facilities Municipal Infrastructure Office Buildings Wind Farms / Solar BUSINESS OVERVIEW Provider of electrical and mechanical (HVAC) design, construction, and maintenance services to the commercial and industrial markets Operate in various regional markets and nationwide in certain areas of expertise, such as the power infrastructure market Commercial & Industrial

Commercial & Industrial: Each Market Drives Our Approach

REVENUE GEOGRAPHIC COVERAGE BUSINESS OVERVIEW Nationwide provider of technology infrastructure services Network infrastructure services for data centers and other mission critical environments Services include structured cabling, audio/visual, VOIP, DAS/WI-FI, fire, wireless access and intrusion alarm systems Communications REPRESENTATIVE MARKETS Data Centers Distribution Education Financial Healthcare Facilities High-Tech Manufacturing Hospitality Information Technology Office Buildings Headquarters Branch Locations

Structured Cabling mid-1980s 2000s 2008 2010 2016 Data Center Audio/Visual DAS/WI-FI Life Safety Security Data Center Integration Service Communications: Evolution of Service Offering

REVENUE GEOGRAPHIC COVERAGE REPRESENTATIVE MARKETS Data Center Manufacturing Marine Mining Petrochemical Power Generation Pulp and Paper Railroad Scrap Yards Steel Utilities Wind Energy BUSINESS OVERVIEW Provider of electro-mechanical solutions for industrial operations Developing platform to capture customer spend from power source (i.e. bus duct & generator enclosures) to power usage (i.e. motor maintenance and magnets) Infrastructure Solutions

Services and Products Offered Infrastructure Solutions: Industrial & Electro-Mechanical Services * Magnetech was acquired with the acquisition of MISCOR Group, Ltd. in September 2013

Infrastructure Solutions: From Power Source to Power Usage Power Source Acquired 2016 Bus Duct Acquired 2013 Switchgear / Breakers / Transformers Acquired 2015 Transit Acquired 2013 Motor Repair and Rewind / Magnet Midstream Usage Acquired 2017 Enclosures

Residential 2015 2016 2017 2014 REVENUE BRANCHES BUSINESS OVERVIEW Regional provider of electrical installation services for single-family (SF) housing and multi-family (MF) apartment complexes Cable television and solar panel installation REPRESENTATIVE MARKETS Single Family Homes Multi-Family Homes Residential Solar Installation Cable Installation and Service Regional and National Builders

Residential: Branch Model Drives Growth

Overview of Recent Acquisitions Company Closed Date Business Description Acquisition Fit IES Segment NEXT Electric July 2017 Electrical contractor (Milwaukee, WI) Strong management team New geography Commercial & Industrial Technical Services June 2017 Mechanical (HVAC) services (Chesapeake, VA) Add-on to STR Mechanical Expands mechanical services offering and geographic reach Commercial & Industrial (STR Mechanical) Freeman Enclosure Systems March 2017 Fabrication of custom generator enclosures (Cincinnati, OH) Strong engineering and manufacturing capabilities Adds to suite of custom-engineered products Infrastructure Solutions Technibus, Inc. June 2016 Manufactures Isolated Phase, Non-Segregated, and Segregated Bus Duct (Canton, OH) Expand Infrastructure Solutions business into power industry and field services Highly engineered, custom products Infrastructure Solutions STR Mechanical April 2016 Mechanical (HVAC) services (Charlotte, NC) Service focus Industry veteran Commercial & Industrial

Overview of Recent Acquisitions (continued) Company Closed Date Business Description Acquisition Fit IES Segment Shanahan Mechanical & Electric November 2015 Mechanical (HVAC) and electrical contractor (Lincoln, NE) Mechanical contracting expertise Foothold in Lincoln, NE Stable customer base Commercial & Industrial Calumet Armature October 2015 Manufacturer of transit armatures; Motor repair services (Riverdale, IL) Loyal customer base Transit industry expertise Infrastructure Solutions Southern Rewinding May 2015 Motor repair and services (Columbus, GA) Diverse customer base Strategically located Infrastructure Solutions

Financial summary

Income Statement

Select Balance Sheet Data

Liquidity Remains Strong Even After Recent Acquisitions Total Liquidity 2017 2016 2015 2014 Cash Paid in Business Combinations

NOL Summary Estimated net operating loss carry forwards (“NOLs”) of approximately $378 million as of September 30, 2017, including $142 million associated with amortization of personal goodwill Rights Agreement implemented to deter new 5% shareholders in order to prevent certain limitations on NOLs Note: Assumes no change, limitation or usage of existing NOLs prior to expiration dates NOL EXPIRATION SCHEDULE

Non-GAAP Reconciliation of Adjusted Net Income Attributable To IES Holdings, Inc.